Exhibit 99.1

KPMG LLP Suite 1500 550 South Hope Street Los Angeles, CA 90071-2629

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Prestige Financial Services, Inc. (the “Company”) J.P. Morgan Securities LLC

Wells Fargo Securities, LLC (together, the “Specified Parties”)

Re:	Prestige Auto Receivables Trust 2019-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “190630 PART 2019-1 $313MM initial pool v2.xlsx” (the “Data File”), provided by the Company on July 1, 2019, containing certain information related to 16,491 retail installment sale contracts and security agreements secured by new and used automobiles, vans, and light duty trucks (“Receivables”) as of June 30, 2019, which we were informed are intended to be included as collateral in the offering of Prestige Auto Receivables Trust 2019-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $0.01 and 0.001%, respectively.

•

The term “Title Document” means the Notice of Security or Lien Filing, the Application for Certificate of Title and Registration, the Lien Receipt, the Title Lien Statement, the Electronic Title Copy, the Certificate of Title, the Notification of Lien, or the Receipt of Dealer Transaction.

•

The term “Receivable File Documents” refers to any file containing some or all of the following documents: Installment Sale Contract, Title Document, Post Funding Correspondence, and/or screenshots from the Company’s servicing system (“Servicing System”). We make no representation regarding the validity or accuracy of these documents.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

A.

We were instructed by the Company to select a random sample of 100 Receivables from the Data File (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables we were instructed to randomly select from the Data File.

B.

At the request of the Specified Parties, for each of the Selected Receivables, we compared the specified attributes listed in the table below as contained in the Data File to the corresponding information appearing on or derived from a copy of the applicable Receivable File Documents. The Specified Parties indicated that the absence of any of the Receivable File Documents listed below, or the inability to agree the indicated attributes from the Data File to the Receivable File Documents, utilizing instructions provided by the Company (as applicable) indicated below, for each of the specified attributes, constituted an exception. Where applicable, the Receivable File Documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File Documents / Instructions

Account Number	Servicing System

Borrower Last Name	Installment Sale Contract or Servicing System. In the event the borrower’s last name in the “Borrower Last Name” field stated in the Data File did not agree, the Company instructed us to compare the “Borrower Last Name” in the Data File to the co-borrower last name in the Installment Sale Contract or Servicing System.

Original Amount Financed	Installment Sale Contract

Original Interest Rate	Installment Sale Contract or Post Funding Correspondence

Current Interest Rate	Servicing System

Original Term	Installment Sale Contract

Payment Amount	Installment Sale Contract or Post Funding Correspondence

Obligor State	Installment Sale Contract or Servicing System

Vehicle Make	Installment Sale Contract

Model Year	Installment Sale Contract

New/Used Vehicle	Installment Sale Contract

Vehicle Identification Number (“VIN”)	Installment Sale Contract

C.	In addition to the procedures described above, for each Selected Receivable, we were instructed by the Company to observe the presence of the following information in the Receivable File Documents:

•

Title Document - observe that the Company’s name appeared on the Title Document as the Lien Holder, the Owner, the Security Interest Holder, or the Secured Party. The Company informed us that the list of names for the Company attached hereto as Exhibit C were acceptable names for the Company.

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable File Documents, except as noted in Exhibit B. There were no conclusions that resulted from these procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File and Receivable File Documents, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable File Documents which were used in our procedures or their order of priority where applicable, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer or that Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by any other person or entity, including investors and NRSRO’s, who are not identified in this report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Los Angeles, California

July 8, 2019

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable ID	Selected Receivable Number	Receivable ID	Selected Receivable Number	Receivable ID
1	2019001	36	2019036	71	2019071
2	2019002	37	2019037	72	2019072
3	2019003	38	2019038	73	2019073
4	2019004	39	2019039	74	2019074
5	2019005	40	2019040	75	2019075
6	2019006	41	2019041	76	2019076
7	2019007	42	2019042	77	2019077
8	2019008	43	2019043	78	2019078
9	2019009	44	2019044	79	2019079
10	2019010	45	2019045	80	2019080
11	2019011	46	2019046	81	2019081
12	2019012	47	2019047	82	2019082
13	2019013	48	2019048	83	2019083
14	2019014	49	2019049	84	2019084
15	2019015	50	2019050	85	2019085
16	2019016	51	2019051	86	2019086
17	2019017	52	2019052	87	2019087
18	2019018	53	2019053	88	2019088
19	2019019	54	2019054	89	2019089
20	2019020	55	2019055	90	2019090
21	2019021	56	2019056	91	2019091
22	2019022	57	2019057	92	2019092
23	2019023	58	2019058	93	2019093
24	2019024	59	2019059	94	2019094
25	2019025	60	2019060	95	2019095
26	2019026	61	2019061	96	2019096
27	2019027	62	2019062	97	2019097
28	2019028	63	2019063	98	2019098
29	2019029	64	2019064	99	2019099
30	2019030	65	2019065	100	2019100
31	2019031	66	2019066
32	2019032	67	2019067
33	2019033	68	2019068
34	2019034	69	2019069
35	2019035	70	2019070

(*)	The Company has assigned a unique seven digit Receivable Number to each Receivable in the Data File. The Receivable IDs referred to in this Exhibit are not the actual Receivable Numbers.

Exhibit B

Exception List

Selected Receivable Number	Receivable ID	Attribute	Per Data File	Per Receivable File Documents
26	2019026	Original Interest Rate	19.997	19.990

Exhibit C

List of Acceptable Names for the Company

PRESTIGE FINANCIAL SERVICES, INC.

PRESTIGE FINANCIAL SERVICES

PRESTIGE FINANCIAL

PRESTIGE FINANCIAL S

PRESTIGE FNCL SVCS

PRESTIGE FIN SERVICES

PRESTIGE FINANCIAL SVCS

PRESTIGE FINANCIAL SERV INC

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